                                                                  EXHIBIT 10.1.5

                            HERITAGE OPERATING, L.P.

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         This Fifth Amendment to Credit Agreement, dated as of November 13, 1998, is among Heritage Operating, L.P., a Delaware limited partnership (the "Company"), the Banks party hereto, BankBoston, N.A. (formerly known as The First National Bank of Boston), as administrative agent (the "Administrative Agent") for itself and the other Banks, and Bank of Oklahoma, National Association, as documentation agent (the "Documentation Agent") for itself and the other Banks. The parties agree as follows:

1.  Reference to Credit Agreement; Background.

         1.1. Reference to Credit Agreement; Definitions. Reference is made to the Credit Agreement dated as of June 25, 1996, as amended by the First Amendment to Credit Agreement dated as of July 25, 1996, the Second Amendment to Credit Agreement dated as of February 28, 1997, the Third Amendment to Credit Agreement dated as of September 30, 1997 and the Fourth Amendment to Credit Agreement dated as of November 18, 1997 (as so amended, the "Credit Agreement"), among the Company, the Banks from time to time party thereto, the Administrative Agent and the Documentation Agent. The Credit Agreement, as amended by the amendments set forth in Section 2 hereof (the "Amendment"), is referred to as the "Amended Credit Agreement." Terms defined in the Amended Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         1.2. Background. The Company has requested that the Bank agree to certain changes in pricing and in certain financial covenants provided in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth or incorporated by reference in Section 3 hereof, the Credit Agreement is amended as follows, effective as of the date specified with respect to each such amendment:

         2.1. Section 1.1 of the Credit Agreement is amended, effective from and after the Financial Statement Delivery Date for the fiscal quarter of the Company ending August 31, 1998, by amending the definition of the term "Applicable Commitment Fee Percentage" to read in its entirety as follows:

                  "Applicable Commitment Fee Percentage" means, with respect to any Margin Period, the applicable percentage set forth below:

                           (i) if the Leverage Ratio on the Financial Statement
                  Delivery Date beginning such Margin Period was less than 3.25 to 1, .25%;

                           (ii) if the Leverage Ratio on the Financial Statement
                  Delivery Date beginning such Margin Period was equal to or greater then 3.25 to 1 but less than 3.75 to 1, .30%;

                           (iii) if the Leverage Ratio on the Financial
                  Statement Delivery Date beginning such Margin Period was equal to or greater than 3.75 to 1 but less than 4.25 to 1, .35%; and

                           (iv) if the Leverage Ratio on the Financial Statement
                  Delivery Date beginning such Margin Period was equal to or greater than 4.25 to 1, .375%

                  Notwithstanding the foregoing, if any of the financial statements required pursuant to Section 7A.1(i) are not delivered within the time periods specified in Section 7A.1(i), the Applicable Commitment Fee Percentage shall be .375% until the date such statements are delivered.

         2.2 Section 1.1 of the Credit Agreement is further amended, effective from and after the Financial Statement Delivery Date for the fiscal quarter of the Company ending August 31, 1998, by amending the definition of the term "Applicable Margin" to read in its entirety as follows:

                  "Applicable Margin". With respect to any Eurodollar Loan or with respect to any Base Rate Loan, for each Margin Period the rate of interest per annum determined as set forth below:

                           (i) if the Leverage Ratio on the Financial Statement
                  Delivery Date commencing such Margin Period was less than 3.25 to 1, the Applicable Margin will be .75% for Eurodollar Loans and zero for Base Rate Loans;

                           (ii) if the Leverage Ratio on the Financial Statement
                  Delivery Date commencing such Margin Period was equal to or greater than 3.25 to 1 but less than 3.75 to 1, the Applicable Margin will be 1.00% for Eurodollar Loans and zero for Base Rate Loans;

                           (iii) if the Leverage Ratio on the Financial
                  Statement Delivery Date commencing such Margin Period was equal to or greater than 3.75 to 1 but less than 4.25 to 1, the Applicable Margin will be 1.25% for Eurodollar Loans and zero for Base Rate Loans;

                           (iv) if the Leverage Ratio on the Financial Statement
                  Delivery Date commencing such Margin Period was equal to or greater than 4.25 to 1 but less than 4.50 to 1, the Applicable Margin will be 1.375% for Eurodollar Loans and zero for Base Rate Loans; and

                           (v) if the Leverage Ratio on the Financial Statement
                  Delivery Date commencing such Margin Period was equal to or greater than 4.50 to 1 but less than 4.75 to 1, the Applicable Margin will be 1.50% for Eurodollar Loans and zero for Base Rate Loans; and

                           (vi) if the Leverage Ratio on the Financial
                  Statement Delivery Date commencing such Margin Period was equal to or greater than 4.75 to

                  1, the Applicable Margin will be 1.75% for Eurodollar Loans and .125% for Base Rate Loans.

                  Notwithstanding the foregoing, if any of the financial statements required pursuant to Section 7A.1(i) are not delivered within the time periods specified in Section 7A.1(i), the Applicable Margin shall be the Applicable Margin set forth in clause (vi) above until the date such statements are delivered.

         2.3. Section 2.1.2 of the Credit Agreement is amended, effective as of November 13, 1998, to read in its entirety as follows:

                  2.1.2 Maximum Amount of Acquisition Credit. The term "Maximum Amount of Acquisition Credit" means, on any date on or prior to the Acquisition Conversion Date, the remainder of (x) the lesser of (a) $30,000,000 or (b) the aggregate Acquisition Loan Commitments described in Section 10.1, as amended from time to time, minus (y) the aggregate principal amount of the HHI Acquisition Notes from time to time, or such lesser amount as the Borrower may specify from time to time by notice from the Borrower to the Administrative Agent and, after the Acquisition Conversion Date, zero.

         2.4. Section 2.2.2 of the Credit Agreement is amended, effective as of November 13, 1998, to read in its entirety as follows:

                  2.2.2 Maximum Amount of Working Capital Credit. The term, "Maximum Amount of Working Capital Credit" means, on any date, $20,000,000 minus the outstanding principal balance on the Indebtedness permitted by Section 7B.2(v) or such lesser amount as the Borrower may specify from time to time by notice from the Borrower to the Administrative Agent; provided that the aggregate outstanding principal amount of the Working Capital Loan shall be $0 for a period of not less than 30 consecutive calendar days at least one time during each fiscal year of the Borrower (the "Annual Clean-Up"). Failure by the Borrower to comply with the provisions of the Annual Clean-Up shall constitute a failure to pay the Loans when due and an Event of Default under
         Section 9.1.

         2.5. Section 7B.1 of the Credit Agreement is amended, effective as of August 31, 1998, by amending clause (ii) thereof to read in its entirety as follows:

                  (ii) Ratio of Consolidated Funded Indebtedness to Consolidated EBITDA. The Borrower will not permit the ratio of the last day of any fiscal quarter of Consolidated Funded Indebtedness to Consolidated EBITDA to exceed (a) 5.00 to 1 on any date on or prior to August 31, 1999, or (b) 4.75 to 1 on any date after August 31, 1999;

         2.6 Section 10.1 of the Credit Agreement is amended, effective as of November 13, 1998, to read in its entirety as follows:

                 10.1 Interests in Loans/Commitments. The percentage interest of each Bank in the Loans and Letters of Credit, and the Commitments, shall be computed based on the maximum principal amount for each Bank as follows:

                                       Maximum             Maximum
                                   Acquisition             Working               Maximum
                                          Loan        Capital Loan            Commitment          Percentage
         Bank                      Commitments         Commitments               Amounts           Interests
         ----                      -----------         -----------            -----------        -----------

         BOk                       $12,000,000          $8,000,000           $20,000,000               40%
         Bank of Boston             12,000,000           8,000,000            20,000,000               40%
         Mercantile                  6,000,000           4,000,000            10,000,000               20%
                                   -----------         -----------           -----------         -----------
         TOTAL                     $30,000,000         $20,000,000           $50,000,000              100%

         The foregoing percentage interests, as from time to time in effect and reflected in the Register, are referred to as the "Percentage Interests" with respect to all or any portion of the Loans and Letters of Credit, and the Commitments.

3. Representations and Warranties. In order to induce the Banks to enter into this Amendment, the Company represents and warrants to each of the Banks that:

         3.1 No Legal Obstacle to Agreements. Neither the execution and delivery of this Amendment or any other Loan Document, nor the making of any borrowing under the Amended Credit Agreement, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with the Collateral, nor the consummation of any transaction referred to in or contemplated by this Amendment, the Amended Credit Agreement or any other Loan Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease contemplated by this Amendment, the Amended Credit Agreement or any other Loan Document, has constituted or resulted in or will constitute or result in:

                  (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company is a party or by which it is bound, or of the Partnership Agreement of the Company;

                  (b) the violation of any law, statute, judgement, decree or governmental order, rule or regulation applicable to the Company;

                  (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Collateral which secure the Credit Obligations and Liens permitted by Section 7B.3 of the Amended Credit Agreement) upon any of the assets of the Company; or

                  (d) any redemption, retirement or other repurchase obligation of the Company under the Partnership Agreement or other agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company in connection with the execution and delivery of this Amendment, the performance of this Amendment, the Amended Credit Agreement or any other Credit Document, the transactions contemplated hereby or thereby, the making of any borrowing under the Amended Credit Agreement, the guaranteeing of the Credit Obligations or the securing of the Credit Obligation with the Collateral.

         3.2. Defaults. Immediately after giving effect to this Amendment, no Default shall exist.

         3.3. Incorporation of Representations and Warranties of Company. Immediately after giving effect to this Amendment, the representations and warranties set forth in Article VIII of the Amended Credit Agreement will be true and correct as if originally made on and as of the Amendment Closing Date (except to the extent of any representation or warranty which refers to a specific earlier date).

4. Conditions. The effectiveness of each of the amendments set forth in Section 2 hereof shall be subject to the satisfaction of the following conditions:

         4.1. Representations. The representations and warranties contained in
Section 3 hereof shall be true and correct on and as of the Amendment Closing Date with the same force and effect as though originally made on and as of the Amendment Closing Date; immediately after giving effect to such amendments, no Default shall exist; and no Material Adverse Change shall have occurred since August 31, 1997.

         4.2. Replacement Notes. The Company shall have executed and delivered to the Administrative Agent for delivery to each of the Banks replacement Acquisition Notes and Working Capital Notes in the amount of each Bank's Percentage Interest in the Maximum Amount of Acquisition Credit and the Maximum Amount of Working Capital Credit, respectively.

         4.3. Note Purchase Agreement. The effectiveness of the amendments provided in Sections 2.3, 2.4 and 2.6 of this Amendment is conditioned on the consummation of an amendment of Section 6B(ii) of the Note Purchase Agreement increasing the aggregate principal amount of Indebtedness permitted thereby from $15,000,000 to $20,000,000.

         4.4. Proper Proceedings. All proper proceedings shall have been taken by the Company to authorize this Amendment, the Amended Credit Agreement and the transactions contemplated hereby and thereby. On or before the Amendment Closing Date, the Agents shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agents may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

         4.5. Execution and Delivery. Each of the Company and the Banks shall have executed and delivered this Amendment.

5. Further Assurances. The Company will, promptly upon the request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agents deem necessary or advisable to carry out the intent and purposes of this Amendment and the Amended Credit Agreement.

6. General. The Amended Credit Agreement and all of the other Loan Documents are each confirmed as being in full force and effect. This Amendment, the Amended Credit Agreement and the other Loan Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of any other term or provision hereof. The headings in this Amendment are for convenience of reference only and shall nor alter, limit or otherwise affect the meaning hereof. Each of this Amendment and the Amended Credit Agreement is a Loan Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of the State of Oklahoma.

         Each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                    HERITAGE OPERATING L.P., a Delaware
                                        limited partnership

                                    By: Heritage Holdings, Inc., a Delaware
                                        corporation, general partner

                                    By: /s/ H. Michael Krimbill
                                       ----------------------------------------
                                        H. Michael Krimbill, Vice President and
                                        Chief Financial Officer

                                    BANKBOSTON, N.A., individually and as
                                        Administrative Agent for the Lenders

                                    By: /s/ Timothy J. Norton
                                       ---------------------------------------
                                        Authorized Officer

                                    BANK OF OKLAHOMA, NATIONAL
                                        ASSOCIATION, individually and as
                                        Documentation Agent

                                    By: /s/ Robert D. Mattax
                                        --------------------------------------
                                            Authorized Officer

                                    MERCANTILE BANK NATIONAL
                                            ASSOCIATION

                                    By: /s/ Jeffery A. Nelson
                                       ---------------------------------------
                                        Jeffrey A. Nelson
                                        Vice President